Filed pursuant to Rule 497(a)(1)

File No. 333-147937

Rule 482 AD

Solar Capital Ltd. Completes Secondary Offering of 5.19 Million Shares on Behalf of Selling Shareholders

New York, NY – May 19, 2010 – Solar Capital Ltd. (NASDAQ: SLRC) today closed its underwritten secondary offering of approximately 5.19 million shares at a price of $22.07 per share. The gross proceeds of the offering were approximately $115 million, before the deduction of underwriting discounts and commissions related to the offering. In addition, the selling stockholders have granted the underwriters an option to purchase up to approximately 0.78 million additional shares.

Solar Capital Ltd. sold no shares and received no proceeds in relation to this offering.

Citi, J.P. Morgan, Morgan Stanley, Deutsche Bank Securities and SunTrust Robinson Humphrey acted as joint book-runners and BMO Capital Markets, BB&T Capital Markets (a division of Scott & Stringfellow, LLC), and RBC Capital Markets acted as co-managers for the offering.

The company filed a final prospectus supplement and a related prospectus with the Securities and Exchange Commission on May 14, 2010 for the offering of the shares of common stock described in this press release. Investors are advised to carefully consider the investment objective, risks, and charges and expenses of Solar Capital Ltd. before investing. The final prospectus supplement and the related prospectus contain this and other information about Solar Capital Ltd. and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy shares of common stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering may be made only by means of the final prospectus supplement and the related prospectus. Copies may be obtained from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citigroup.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged companies, including middle market companies, in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

CONTACT:    Solar Capital Ltd.                    Nick Radesca (212) 993-1660